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DIRECTORS                                               OFFICERS
Barton M. Biggs                                         James W. Grisham
CHAIRMAN OF THE BOARD                                   VICE PRESIDENT
Chairman and Director, Morgan Stanley Asset Management  Harold J. Schaaff, Jr.
Inc. and Morgan Stanley                                 VICE PRESIDENT
Asset Management Limited; Managing                      Joseph P. Stadler
Director, Morgan Stanley & Co. Incorporated             VICE PRESIDENT
Michael F. Klein                                        Valerie Y. Lewis
DIRECTOR AND PRESIDENT                                  SECRETARY
Principal, Morgan Stanley Asset Management Inc. and     Karl O. Hartmann
Morgan Stanley & Co. Incorporated                       ASSISTANT SECRETARY
John D. Barrett II                                      Joanna M. Haigney
Chairman and Director,                                  TREASURER
Barrett Associates, Inc.                                Rene J. Feuerman
Gerard E. Jones                                         ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
Chairman and Chief Executive Officer, Rand McNally
Samuel T. Reeves
Chairman of the Board and Chief
Executive Officer,
Pinacle Trading L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

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INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
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DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
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LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
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INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

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For  current performance, current  net asset value, or  for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                         GLOBAL FIXED INCOME PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1997

LETTER TO SHAREHOLDERS
-------

The Global Fixed Income Portfolio aims to produce an attractive real rate of return by investing in fixed income securities issued by U.S. and foreign issuers including governments, agencies, supranational entities and corporations with varying maturities in various currencies.

For the nine month and one year periods ended September 30, 1997, the Portfolio had total returns of 0.81% and 4.18%, respectively, for the Class A shares and 0.68% and 3.96%, respectively, for the Class B shares compared to 0.61% and 3.35%, respectively, for the J.P. Morgan Traded Global Bond Index (The "Index"). For the five year period ended September 30, 1997, the average

PERFORMANCE COMPARED TO THE J.P. MORGAN TRADED GLOBAL BOND INDEX(1)
----------------------------------------------------

                                                TOTAL RETURNS(2)
                                 ----------------------------------------------
                                                          AVERAGE     AVERAGE
                                                          ANNUAL      ANNUAL
                                                ONE        FIVE        SINCE
                                    YTD        YEAR        YEARS     INCEPTION
                                 ---------  -----------  ---------  -----------
PORTFOLIO--CLASS A.............       0.81%       4.18%       6.02%       7.61%
PORTFOLIO--CLASS B.............       0.68        3.96      N/A           3.86
INDEX--CLASS A.................       0.61        3.35        6.62        8.76
INDEX--CLASS B.................       0.61        3.35      N/A           2.86

1. The J.P. Morgan Traded Global Bond index is an unmanaged index of securities and includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, the United Kingdom and the United States.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

annual total return of the Class A shares was 6.02% compared to 6.62% for the Index. From inception on May 1, 1991 to September 30, 1997, the average annual total return of Class A shares was 7.61% compared to 8.76% for the Index. From inception on January 2, 1996 to September 30, 1997, the average annual total return of Class B shares was 3.86% compared to 2.86% for the Index. As of September 30, 1997, the Portfolio had an SEC 30-day yield of 5.00% for the Class A shares and 4.85% for the Class B shares.

Bond markets continued to rally in the third quarter. The best performing market was Australia where 10-year yields fell 94 basis points. Good inflation numbers and worries about the fallout from the Southeast Asian currency crisis were the major factors at work. Somewhat surprisingly, Japanese bonds, despite their already low yields, also continued to rally with the 10-year yield setting a new historic low of 2.12%. In the U.S., 10-year yields fell 46 basis points despite robust economic data as good inflation numbers and the perception that the Fed has shifted to a more pro-growth stance largely dispelled tightening fears. The rally in the second and third quarters has more than made up for the sell off in the first quarter so that 10-year U.S. government bonds have returned a year-to-date, quite respectable, 6.3%.

European bonds put in a mixed performance. The higher yielding markets -- Italy, Sweden, Spain, U.K. -- performed very well with yields falling over 50 basis points. Lower yielding markets such as Germany and France underperformed, with yields only falling 10 to 25 basis points. An increase in confidence that the single European currency would be created on time in 1999 and the increased probability that the U.K. and Sweden might join earlier than expected were the catalysts for the higher-yielding markets outperformance. Core European markets were undermined by fears that the Bundesbank was poised to begin tightening monetary policy. Italian and U.K. government bonds have been the best performers in local currency terms this year. Yields have now sufficiently fallen in the higher yielding markets to leave little margin for error in case the Euro, the prospective new European currency, is not introduced on time.

Despite a lot of intra-quarter volatility, the U.S. dollar continued its appreciating trend, dragging down overall returns. Against the European currencies the dollar appreciated between 1 - 2 % while it rose a more impressive 5% against the yen. This modest change versus Europe masked significant volatility as the dollar fell sharply in mid August from its then highs of almost 1.90 Deutschemarks per dollar. Year-to-date the dollar has risen almost 4% against the yen and almost 13% against European currencies.

Strategy changes over the quarter included a reduction in exposure to Japanese bonds following their summer rally, significantly increasing our underweight position. Proceeds were placed in the Australian market where we believe Asian currency weakness will have a significant negative impact on growth and in the Irish market which we perceive as offering good relative value. A position in the 5-year U.S. Treasury inflation protection securities was also purchased to take advantage of their relative cheapness. Other moves included small increases in both the Spanish peseta and Swedish krona. The Portfolio ended the quarter overweight interest rate risk in the U.K., Sweden, Australia and Ireland, the markets with the highest real yields in the world. Overall, the Portfolio remains broadly neutral with regard to interest rate risk in the dollar bloc and European markets.

The continued rally in global bonds during the third quarter reflects the significant amount of good news that is now being priced into the markets. The U.S. yield curve indicates only a 25 basis point increase in short-term rates will occur out to the end of 1998 despite the inflationary risk that the current tight labor market poses. Within Europe, economic data continues to point to stronger growth and comments from Bundesbank officials confirm they are watching the price data closely. While 80 basis points of tightening have been priced into the German money market curve, the long end of the market has continued to rally. The further convergence of the high yielding markets over the last few months has further eroded their relative attractiveness and reduced the risk premium in case anything derails EMU. Second stage EMU participants such as the U.K. and Sweden continue to offer better relative value. We view bond markets ex-Japan as offering fair value. Portfolio duration is approximately 0.4 years below that of the benchmark as a result of the significant underweighting of Japanese bonds. On the currency front, we remain positive on the U.S. dollar where we see better potential gains being offered by underweighting the Japanese yen. Dollar bloc currency exposure was boosted modestly during the third quarter and the Portfolio is now 8% overweight the dollar bloc currencies.

J. David Germany
PORTFOLIO MANAGER

Michael B. Kushma
PORTFOLIO MANAGER

Paul F. O'Brien
PORTFOLIO MANAGER

Robert M. Smith
PORTFOLIO MANAGER

October 1997

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1997

     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ---------
FIXED INCOME SECURITIES (88.8%)
 AUSTRALIAN DOLLAR (3.0%)
   GOVERNMENT BONDS (3.0%)
    AUD   1,800    Government of Australia
                    9.00%, 9/15/04                      $   1,532
          1,300    Government of Australia
                    7.50%, 7/15/05                          1,030
                                                        ---------
                                                            2,562
                                                        ---------
 BRITISH POUND (7.5%)
   GOVERNMENT BONDS (7.5%)
   GBP      370    United Kingdom Conversion Gilt
                    9.00%, 7/12/11                            726
          1,080    United Kingdom Treasury Gilt
                    8.50%, 12/07/05                         1,965
          1,350    United Kingdom Treasury Gilt
                    8.50%, 7/16/07                          2,490
            700    United Kingdom Treasury Gilt
                    8.00%, 6/07/21                          1,327
                                                        ---------
                                                            6,508
                                                        ---------
 CANADIAN DOLLAR (3.8%)
   GOVERNMENT BONDS (3.8%)
   CAD    2,700    Government of Canada
                    7.50%, 3/01/01                          2,101
          1,400    Government of Canada
                    8.75%, 12/01/05                         1,214
                                                        ---------
                                                            3,315
                                                        ---------
 DANISH KRONE (3.0%)
   GOVERNMENT BONDS (3.0%)
    DKK  15,400    Kingdom of Denmark
                    8.00%, 5/15/03                          2,573
                                                        ---------
 GERMAN MARK (11.8%)
   EUROBONDS (4.8%)
    DEM   1,300    KFW International Finance, Inc.
                    7.50%, 1/24/00                            785
          5,600    Landeskreditbank Baden-
                    Wuerttemberg Financial
                    6.625%, 8/20/03                         3,387
                                                        ---------
                                                            4,172
                                                        ---------
   GOVERNMENT BONDS (7.0%)
          4,450    German Unity Bond 8.00%, 1/21/02         2,828
            800    Government of Germany
                    6.875%, 5/12/05                           495

     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ---------
    DEM     600    Government of Germany
                    6.25%, 1/04/24                      $     344
          3,700    Treuhandanstalt 7.50%, 9/09/04           2,363
                                                        ---------
                                                            6,030
                                                        ---------
                                                           10,202
                                                        ---------
 IRISH PUNT (1.9%)
   GOVERNMENT BONDS (1.9%)
  IEP       980    Irish Government 8.00%, 8/18/06          1,618
                                                        ---------
 ITALIAN LIRA (5.4%)
   GOVERNMENT BONDS (5.4%)
  ITL 3,700,000    BTPS 10.00%, 8/01/03                     2,575
      1,450,000    BTPS 9.50%, 1/01/05                      1,007
      1,600,000    BTPS 9.50%, 2/01/06                      1,131
                                                        ---------
                                                            4,713
                                                        ---------
 JAPANESE YEN (8.8%)
   EUROBONDS (8.8%)
  JPY   100,000    European Investment Bank
                    6.625%, 3/15/00                           948
        230,000    Export Import Bank of Japan
                    4.375%, 10/01/03                        2,209
        215,000    International Bank for
                    Reconstruction & Development
                    4.50%, 6/20/00                          1,960
        100,000    International Bank for
                    Reconstruction & Development
                    4.75%, 12/20/04                         1,000
        145,000    Republic of Austria 6.25%,
                    10/16/03                                1,521
                                                        ---------
                                                            7,638
                                                        ---------
 SPANISH PESETA (3.1%)
   GOVERNMENT BONDS (3.1%)
   ESP  380,000    Spanish Government
                    8.30%, 12/15/98                         2,644
                                                        ---------
 SWEDISH KRONA (7.3%)
   GOVERNMENT BONDS (7.3%)
   SEK   19,300    Swedish Government
                    13.00%, 6/15/01                         3,179
         24,000    Swedish Government
                    6.00%, 2/09/05                          3,175
                                                        ---------
                                                            6,354
                                                        ---------
 UNITED STATES DOLLAR (33.2%)
   ASSET BACKED SECURITIES (2.1%)
U.S.$       400    BT Capital Trust, Series II,
                    7.875%, 2/25/27                           402

     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ---------
    ASSET BACKED SECURITIES (CONTINUED)
U.S.$       460    Delta Funding Home Equity Loan
                    Trust, Series 1997-1, 7.21%,
                    4/25/29                             $     467
            547    Mid-State Trust 8.33%, 4/01/30             589
            365    NB Capital Trust II 7.83%,
                    12/15/26                                  368
                                                        ---------
                                                            1,826
                                                        ---------
   CORPORATE BONDS AND NOTES (7.6%)
            750    Asset Securitization Corp., Series
                    144A, CMO, 7.21%, 10/13/26                774
            543    Asset Securitization Corp., CMO,
                    7.10%, 8/13/29                            555
            500    BankAmerica, Series 144A,
                    7.70%, 12/31/26                           496
            150    First Chicago, Series 144A,
                    7.75%, 12/01/26                           149
            500    First Chicago 7.95%, 12/01/26              506
            385    Goldman Sachs Group, Series 144A,
                    6.25%, 2/01/03                            380
            862    LB Commercial Conduit Mortgage
                    Trust (Floating Rate) CMO,
                    7.14%, 8/25/04                            881
            400    Liberty Mutual, Series 144A,
                    7.875%, 10/15/26                          420
            300    Lumbermens Mutual Casualty Co.,
                    Series AI, Series 144A,
                    9.15%, 7/01/26                            340
          2,000    UCFC, CMO, Series 1995-C1, Class
                    A3, 6.775%, 11/10/17                    2,115
                                                        ---------
                                                            6,616
                                                        ---------
 U.S. GOVERNMENT AND AGENCY OBLIGATIONS (22.9%)
   FEDERAL NATIONAL MORTGAGE ASSOCIATION-GLOBAL
    (1.6%)
          1,800    6.50%, 7/10/02                           1,350
                                                        ---------
   GOVERNMENT NATIONAL MORTGAGE
    ASSOCIATION (1.0%)
            896    6.00%, 8/20/27                             903
                                                        ---------
   U.S. TREASURY BONDS (7.6%)
          4,845    8.125%, 8/15/19                          5,766
            800    6.25%, 8/15/23                             777
                                                        ---------
                                                            6,543
                                                        ---------
   U.S. TREASURY INFLATION BOND (1.8%)
          1,590    3.625%, 7/15/02                          1,586
                                                        ---------
   U.S. TREASURY NOTES (10.9%)
          1,000    6.375%, 5/15/99                          1,009
          5,030    6.375%, 3/31/01                          5,096
          3,140    7.25%, 5/15/04                           3,336
                                                        ---------
                                                            9,441
                                                        ---------
                                                           19,823
                                                        ---------
     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ---------
   YANKEE BONDS (0.6%)
U.S.$       540    Industrial Finance Corp.
                    6.875%, 4/01/03                     $     506
                                                        ---------
                                                           28,771
                                                        ---------
TOTAL FIXED INCOME SECURITIES (Cost $77,108)               76,898
                                                        ---------
SHORT-TERM INVESTMENTS (9.6%)
 FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT NOTE
  (3.5%)
          3,000    6.75%, 10/06/97                          2,998
                                                        ---------
 REPURCHASE AGREEMENT (6.1%)
          5,275    Chase Securities, Inc. 5.75%,
                    dated 9/30/97, due 10/01/97, to
                    be repurchased at $5,276,
                    collateralized by U.S. Treasury
                    Notes, 6.25%, due 10/31/01,
                    valued at $5,385                        5,275
                                                        ---------
TOTAL SHORT-TERM INVESTMENTS (Cost $8,273)                  8,273
                                                        ---------
FOREIGN CURRENCY (0.0%)
  ITL       213    Italian Lira                                --
   ESP      624    Spanish Peseta                               4
                                                        ---------
TOTAL FOREIGN CURRENCY (Cost $4)                                4
                                                        ---------
TOTAL INVESTMENTS (98.4%) (Cost $85,385)                   85,175
                                                        ---------
OTHER ASSETS AND LIABILITIES (1.6%)
  Other Assets                                              6,879
  Liabilities                                              (5,456)
                                                        ---------
                                                            1,423
                                                        ---------
NET ASSETS (100%)                                       $  86,598
                                                        ---------
                                                        ---------
CLASS A:
NET ASSETS                                                $86,186
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 7,680,622 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)
                                                           $11.22
                                                        ---------
                                                        ---------
CLASS B:
NET ASSETS                                                   $412
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 36,777 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)
                                                           $11.20
                                                        ---------
                                                        ---------

----------------------------------
CMO -- Collateralized Mortgage Obligation
Floating Rate Security -- Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 1997.